UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2007

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	1-1373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02	Results of Operations and Financial Condition

On May 2, 2007, Registrant issued a press release announcing the results of operations and financial condition for the fourth quarter and fiscal year ended March 31, 2007.  The text of that release and financial statements are attached hereto as Exhibit 99.1.

During a conference call scheduled to be held at 10:00 a.m. EDT on May 2, 2007, the Company’s President and Chief Executive Officer, David B. Rayburn, and Executive Vice President, Finance and Chief Financial Officer, Bradley C. Richardson, will discuss the Company’s results for the quarter and fiscal year ended March 31, 2007.  The slide presentation for the conference call is included as Exhibit 99.2 to this report.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are being furnished herewith:

99.1	Press Release dated May 2, 2007 announcing the results of operations and financial condition for the fourth quarter and fiscal year ended March 31, 2007.

99.2	Slide presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ D.B. Rayburn
D.B. Rayburn
President and Chief Executive Officer

By: /s/ D.R. Zakos
D.R. Zakos
Vice President, General Counsel and
Secretary

Date:  May 2, 2007

Exhibit No.	Description

99.1	Press Release dated May 2, 2007 announcing the results of operations and financial condition for the fourth quarter and fiscal year ended March 31, 2007.

99.2	Slide presentation.